Supplement dated December 1, 2017 to the

PNC Funds Prospectus,

PNC Balanced Allocation Fund Summary Prospectus,

PNC Maryland Tax Exempt Bond Fund Summary Prospectus, and

PNC Funds Statement of Additional Information

Each dated September 28, 2017, as supplemented

PNC Balanced Allocation Fund

PNC Maryland Tax Exempt Bond Fund

(the “Funds”)

This Supplement provides new and additional information beyond that contained in the above-mentioned prospectus, summary prospectuses, and statement of additional information for the Funds and should be read in conjunction with those documents.

On November 30, 2017, the Board of Trustees of PNC Funds approved the conversion of Class C shares of PNC Maryland Tax Exempt Bond Fund to Class A shares of the same Fund and the conversion of Class T Shares of PNC Balanced Allocation Fund to Class A shares of the same Fund. The conversion of these share classes is expected to take place on or about January 15, 2018.  Effective after the close of business on December 15, 2017, the Funds’ shares will no longer be available for purchase by new investors.

No contingent deferred sales charges (“CDSCs”), if applicable, will be payable in connection with this conversion. The conversion into Class A shares on the Conversion Date is not expected to be a taxable event for federal income tax purposes, and should not result in the recognition of gain or loss by converting shareholders, although each shareholder should consult with his or her own tax advisor.

Effective on or about January 15, 2018, the Funds’ prospectuses and SAI will be revised to delete all references to Class C shares of PNC Maryland Tax Exempt Bond Fund and Class T Shares of PNC Balanced Allocation Fund in their entirety.

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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